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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 27, 2006


                            WELLCO ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

    NORTH CAROLINA                    1-5555              56-0769274
(State or other jurisdiction        (Commission         (IRS Employer
       of Incorporation)            File Number)     Identification No.)

150 Westwood Circle, P.O. Box 1888, Waynesville, NC              28786
   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (828) 456-3545

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communication pursuant of Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers.

Paragraph (e) of Item 5.02.


On December 21, 2006, the Compensation Committee of the Board of Directors of the Company awarded Lee Ferguson, President and Chief Executive Officer of the Company, a discretionary bonus of $150,000 payable as soon as practical. Mr. Ferguson also serves as a Director of the Company.


Item 8 - Other Events

Item 8.01  Other Events

On November 14, 2006, the Compensation Committee of the Board of Directors of the Company resolved to extend the date through which the Company will provide a furnished apartment in Haywood County, North Carolina, for Lee Ferguson, President and Chief Executive of the Company, to March 19, 2008, if he does not purchase a permanent residence in the area of Haywood County, North Carolina, prior to such date. Mr. Ferguson also serves as a Director of the Company.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WELLCO ENTERPRISES, INC., Registrant

                                            /s/ Lee Ferguson
                                            -----------------------------
December 27, 2006                           Lee Ferguson, President

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